PROSPECTUS

6,750,000 Shares S&P 500® GEAREDSM Fund Inc. Common Stock $20.00 per Share

S&P 500® GEAREDSM Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund has an interval fund structure, pursuant to which the Fund will conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares.

The Fund’s investment objective is to provide total returns, exclusive of fees and expenses of the Fund, linked to the annual performance of the S&P 500 Composite Stock Price Index (the “S&P 500® Index” or “Index”), as described below. Where the Index has negative returns for an annual period (approximately one year), the Fund seeks to provide annual price returns that track the performance of the Index on a one-for-one basis over the annual period. Where the performance of the Index is positive for an annual period, the Fund seeks to deliver a “geared” return equal to approximately three times the annual price returns of the Index up to a maximum index participation level (the “Maximum Index Participation”). “Price returns” means that the performance of the Index reflects only the price movements of the common stocks included in the Index and does not reflect any dividends declared or paid on those stocks. Regardless of whether the annual price returns of the Index are positive or negative, the Fund will pay dividends (exclusive of fees and expenses) on its “long” S&P 500® Index portfolio as described in this Prospectus. The Fund will not participate in any Index returns in excess of the Maximum Index Participation, and as a result the Fund’s performance over an annual period will be subject to a maximum annual return cap (the “Annual Return Cap”). The Fund currently anticipates that the Maximum Index Participation for its first annual period will be between 3% and 4%, and accordingly, that its Annual Return Cap will equal three times this amount, or 9% to 12%, respectively. In instances where the return of the Index exceeds the Annual Return Cap, the Fund will under-perform the Index. In future years the Annual Return Cap could be higher or lower than the Annual Return Cap for the first annual period and could possibly be less than 1%. See “Investment Strategy — Hypothetical Return Examples” on page 17 of this Prospectus. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

The Fund will seek to achieve its objective by: (1) purchasing and managing a portfolio consisting of all of the securities that comprise the S&P 500 Index in the same proportions as the Index and/or other investments that track the performance of the Index; and (2) using a series of “option strategies” for each annual period (the “Transactions”). The Fund intends to distribute for each annual period, net of Fund expenses, positive returns, if any, up to the Annual Return Cap, as well as dividend income from its investments, if any. See “Distributions” and “Automatic Dividend Reinvestment Plan” on pages 41 and 42, respectively, of this Prospectus.

This Prospectus relates to the offering of the Fund’s shares of common stock, which have been approved for listing on the New York Stock Exchange (“NYSE”) under the ticker symbol “GRE”. Shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance.

Investing in the Fund involves certain risks. The Fund, by engaging in Transactions, may forego the opportunity to benefit fully from potential increases in the value of the Index, but would continue to bear the risk of declines in the value of the investments purchased to track the performance of the Index. The Fund’s investment strategy involves the use of call options and other derivatives which involve risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these instruments. The Fund also will be exposed to the risk that counterparties to its investments, for whatever reason, will be unable to meet their obligations.

Investing in the Fund’s Shares Involves Certain Risks. See “ Risk Factors and Special Considerations” on Page 20 of this Prospectus.

	Per Share	Total (3)
Public offering price	$20.00	$135,000,000
Sales load (1)	$.90	$6,075,000
Proceeds, before expenses, to the Fund (2)	$19.10	$128,925,000
(1)	The Fund has agreed to pay its underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting” on page 49 of this Prospectus.
(2)	The Fund’s adviser has agreed to pay all of the Fund’s organizational expenses. Offering expenses to be incurred by the Fund are estimated to be $270,000.
(3)	The underwriters have an option to purchase up to an additional 1,012,500 shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this Prospectus to cover any overallotments. If the underwriters exercise this option in full, the total public offering price, sales load, and estimated offering expenses and proceeds before expenses, to the Fund will be $155,250,000, $6,986,250, $310,500, and $148,263,750, respectively. See “Underwriting” on page 49 of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

This Prospectus provides information that you should know about the Fund before investing. Please read this Prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this Prospectus.

The Shares will be ready for delivery on or about November 1, 2004.

Merrill Lynch & Co.

Advest, Inc.

Robert W. Baird & Co.

KeyBanc Capital Markets

Fixed Income Securities, L.P.

The date of this Prospectus is October 27, 2004.

“GEARED” and “Geared-Equity Accelerated Return” are service marks of Merrill Lynch & Co.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s, a division of the McGraw-Hill Companies, Inc., and have been licensed for use by Merrill Lynch Investment Managers, L.P. and its affiliates. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s® and Standard & Poor’s® makes no representation regarding the advisability of investing in the Fund.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this Prospectus.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

SUMMARY OF TERMS

The following provides a summary of certain information contained in this Prospectus relating to the S&P 500® GEAREDSM Fund Inc. and its shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its shares. The information is qualified in all respects by the more detailed information included elsewhere in this Prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund

S&P 500® GEAREDSM Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. Please see “Annual Repurchases of Securities” on page 30 of this Prospectus for more information about the interval fund structure. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund’s termination date is on or about December 15, 2009. In anticipation of the termination date, the Fund will liquidate its positions and satisfy any obligations and liabilities and distribute any remaining proceeds to its stockholders. The Fund will then seek to deregister with the SEC as an investment company.

The Offering

The Fund is offering 6,750,000 shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”). An investor must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional 1,012,500 shares of the Fund within 45 days of the date of this Prospectus to cover any overallotments.

Investment Objective

The Fund’s investment objective is to provide total returns, exclusive of fees and expenses of the Fund, linked to the annual performance of the S&P 500 Composite Stock Price Index (the “S&P 500® Index” or “Index”), as described below. Where the Index has negative returns for an annual period (approximately one year), the Fund seeks to provide annual price returns that track the performance of the Index on a one-for-one basis over the annual period. Where the performance of the Index is positive for an annual period, the Fund seeks to deliver a “geared” return equal to approximately three times the annual price returns of the Index up to a maximum index participation level (the “Maximum Index Participation”). “Price returns” means that the performance of the Index reflects only the price movements of the common stocks included in the Index and does not reflect any dividends declared or paid on those stocks. Regardless of whether the annual price returns of the Index are positive or negative, the Fund will pay dividends (exclusive of fees and expenses) on its “long” S&P 500® Index portfolio as described below. The Fund will not participate in any Index returns in excess of the Maximum Index Participation, and as a result the Fund’s performance over an annual period will be subject to a maximum annual return cap (the “Annual Return Cap”). The Fund currently anticipates that the Maximum Index Participation for its first annual period will be between 3% and 4%, and accordingly, that its Annual Return Cap will equal three times this amount, or 9% to 12%, respectively. In instances where the return of the Index exceeds the Annual Return Cap, the Fund will under-perform the Index. See “Investment Strategy — Hypothetical Return Examples” on page 17 of this Prospectus. In future years, the Annual Return Cap could be higher or lower than the Annual Return Cap for the first annual period and could possibly be less than 1%. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

Investment Strategy

General.    The Fund will seek to achieve its objective by: (1) purchasing and managing a portfolio consisting of all of the securities that comprise the S&P 500® Index in the same proportions as the Index and/or other investments that enable the Fund to track the performance of the Index (the “long” portfolio); and (2) using a series of “option strategies” (the “Transactions”) for each annual period that in combination with the long S&P 500® Index portfolio are designed to deliver three times the annual price returns of the Index over the course of the annual period where the value of the Index increases, up to the Maximum Index Participation that is set at the beginning of each annual period through the Transactions. The Fund will measure its returns for purposes of its objective as of the end of each annual period in relation to the value of the Index as of the beginning of that period. See “Investment Strategy — Calculating the Maximum Index Participation and Annual Return Cap” below and on page 16 of this Prospectus.

The Transactions.    The Transactions will include: (A) the sale by the Fund of European-style call options on the S&P 500® Index; and (B) with the proceeds of this sale, the purchase of “call spreads,” which have the economic effect of purchasing a European-style call option on the S&P 500® Index and simultaneously selling a European-style call option on the S&P 500® Index. The Fund will structure its investments so that the price received from the sale of the call options will equal (or approximately equal) the price paid for the purchase of the call spreads. European-style call options are options that can be exercised only on their expiration dates rather than at any time during their term. The Fund intends to distribute for each annual period, net of Fund expenses, positive returns, if any, up to the Annual Return Cap, as well as dividend income from its investments, if any. The Fund intends to structure the Transactions to have maturities of approximately one year. At the end of each annual period until the end of the fifth year of operations, the Fund will enter into new Transactions. An annual period will commence when the Fund enters into the Transactions and will not coincide with a calendar year. See “Investment Strategy,” “Distributions” and “Automatic Dividend Reinvestment Plan” on pages 15, 41 and 42, respectively, of this Prospectus.

Calculating the Maximum Index Participation and Annual Return Cap.    When the Fund sells (or “writes”) call options, it structures the options so that the premiums received by the Fund will equal (or approximately equal) the cost of the call spreads purchased by the Fund. The Maximum Index Participation is determined at the beginning of each annual period based on prevailing market prices for the option being sold and the call spreads being purchased, and is a function of a number of market and economic factors including interest rates and market volatility. The Fund’s subadvisor will, through a competitive bidding process with a variety of qualified counterparties, attempt to structure the Transactions to achieve the highest possible Maximum Index Participation and, accordingly, the highest possible Annual Return Cap. While the Board of Directors generally oversees the operations of the Fund, the Board of Directors does not participate in setting the Annual Return Cap, but will receive a report from the Fund’s investment adviser and subadviser on the process after the commencement of each annual period.

As the Maximum Index Participation for any annual period will be determined by the call options written and the call spreads purchased by the Fund at the beginning of the annual period, there can be no assurance that the Maximum Index Participation that is set for any subsequent annual period will be higher or lower than the Maximum Index Participation set for the first annual period.

Investors will be notified of the anticipated Maximum Index Participation range for the next annual period at the time they receive notice of the annual repurchase of securities. In addition, the notice will explain that the actual Maximum Index Participation will be disclosed through a press release and through public information sources on the internet as soon as the contract prices are set for the call options. The Fund currently anticipates that the Maximum Index Participation for its first annual period will be in the range of 3% to 4% of the positive performance of the Index; the actual Maximum Index Participation may be higher or lower than this range. The Fund anticipates that the Annual Return Cap will equal 9% to 12% for the first annual period. In future years the Annual Return Cap could be higher or lower than the Annual Return Cap for the first period and could possibly be less than 1%.

S&P 500® Index. As stated above, the Fund intends to invest in all of the securities that comprise the S&P 500® Index in the same proportions as the Index and/or other investments that enable the

Fund to track the performance of the Index. Under normal circumstances, at least 80% of the value of the Fund’s net assets (including the proceeds of any borrowings) will be invested in common stocks of companies that comprise the S&P 500® Index (or synthetic instruments that have economic characteristics similar to securities that comprise the Index). This 80% policy is not a fundamental policy and therefore may be changed without your approval. However, we may not change or modify this policy unless we provide you with at least 60 days’ prior notice.

Who Should Invest.    The Fund is designed for investors with a moderately bullish view of the S&P 500® Index over each of the next five years. In other words, because the potential upside to Fund stockholders for each annual period is limited to the Annual Return Cap, a stockholder would not benefit if the return of the Index exceeded the Annual Return Cap. Conversely, since there will be no downside limit resulting from the Transactions, if the Index declines over an annual period, Fund stockholders would experience the full decline for the annual period (plus Fund fees and expenses). Historically, the S&P 500® Index has not had annual returns that fall within a relatively narrow band of positive Index performance. As a result, the Fund is likely to underperform the Index if the annual return of the S&P 500® Index over the next five years performs in accordance with the historical pattern. See “Investment Strategy — Hypothetical Return Examples” on page 17 of this Prospectus.

There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved. Please refer to the “Investment Strategy” and “Investment Restrictions” sections on pages 15 and 29 of this Prospectus, respectively.

Summary of Risks

General.    Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its Transactions as anticipated.

Index Tracking Errors.    One part of the Fund’s investment strategy involves making investments in a manner that seeks to track the performance of the S&P 500® Index. The Fund may not be able to acquire the common stocks of all the companies in the S&P 500® Index, hold these securities in the correct weightings or be able to track the performance of the Index. This may occur when the Index sponsor rebalances the S&P 500® Index (which is expected to occur on an annual basis), or otherwise. This also may occur when, for example, the call options, swap agreements and/or futures and forward contracts the Fund purchases and sells do not, for a variety of reasons, perform as expected or do not result in the Fund receiving returns that are correlated (in any manner) with the performance of the Index.

The Fund may not be able to achieve returns that track the performance of the S&P 500® Index because the Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) the Index, such as, among others, the costs of managing the Fund and buying and selling investments for the Fund. As a result, the portions of the Fund’s performance that are based on holding investments to track the performance of the Index may be lower than the actual performance of the Index. In addition, if the Index has very low positive performance for an annual period, the Fund may not provide positive returns even if the Index is positive because of Fund expenses.

Equity Securities Risk.    The values of investments purchased and sold by the Fund will fluctuate — at times dramatically — based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies issuing such investments and other political and economic events. As these investments fluctuate in value, they may cause the net asset value of the Fund’s shares to also vary. When the value of the S&P 500® Index is declining, the value of the Fund’s shares is expected to decrease.

General Risks Related to Derivatives.    The Fund’s investment strategy involves the use of derivatives, such as, among others, the sale of call options and the purchase of “call spreads.” These “call spreads” include the economic equivalent of the purchase of a call option and the simultaneous sale of a call option on the Index that have different strike prices. The Fund also may enter into swap agreements, and futures and forward contracts. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Call Spreads and Call Options.    Through the call spreads, the Fund will be exposed to the same risks as those of a purchaser (and seller, see below) of call options on the S&P 500® Index. See “Investment Strategy — Call Options Generally” on page 19 of this Prospectus. As a purchaser of call options on the S&P 500® Index, the Fund will have to pay premiums to the sellers of these options. Although the Fund will seek to offset, to the extent possible, the amount of premiums paid to the sellers of the call spreads by its sale of call options, there is no assurance that it will be able to offset fully the amount of premiums paid by the amount of premiums received. In addition, if the value of the S&P 500® Index is less than or equal to the strike prices of the call options purchased by the Fund, the Fund generally will not exercise these options and will incur losses equal to the amount of premiums paid to the sellers of the options. In these instances, the call options that the Fund sold with higher strike prices than the purchased call options would also expire worthless and the premiums earned from selling those options would help offset the cost of the premiums on the purchased calls. To the extent the Fund purchases call options as part of its strategy to replicate the Index, it will be subject to risks similar to these described with respect to the purchased call options embedded in the call spreads.

Because the Fund’s investment strategy involves selling call options on the S&P 500® Index, as well as purchasing call spreads that have embedded within them the same effect, the Fund will be exposed to the risks of a seller of call options on the S&P 500® Index. The Fund, by selling call options on the S&P 500® Index, may forego the opportunity to benefit fully from potential increases in the value of the S&P 500® Index above the strike prices specified in the Fund’s written call options (or otherwise embedded in the call spreads). For example, if the value of the S&P 500® Index is greater than the strike price of the call options that the Fund has sold (which is the Maximum Index Participation), the Fund’s return may be less than the return the Fund would have earned if it had invested solely in the securities underlying the S&P 500® Index or investments designed to track the performance of the Index. The Fund, however, would continue to bear the risk of declines in the values of the investments purchased to track the performance of the Index.

As part of its Index replication strategy, the Fund also may use options as an alternative way to replicate the S&P 500® Index. These options will only be used to create long positions in the Index, and will not create any net investment positions that are short or uncovered. See the “Risk Factors and Special Considerations — Illiquid Securities” and the “Risk Factors and Special Considerations — Counterparties” on page 25 and 23, respectively, of this Prospectus.

The Maximum Index Participation and Annual Return Cap.    The terms of the call options written by the Fund and the call spreads purchased by the Fund (and, accordingly, the Maximum Index Participation and Annual Return Cap) will be affected by market conditions at the inception of an annual period. Market conditions may change over time, and for that reason the Maximum Index Participation and Annual Return Cap for an annual period may be higher or lower than they would have been if the Transactions had been entered into at a different time during the annual period and the Maximum Index Participation and Annual Return Cap for subsequent annual periods may be higher or lower than for the first annual period.

Return to Individual Stockholders.    The returns of the Fund for purposes of its investment objective will be measured as of the end of each annual period in relation to the value of the Index as of the beginning of that period. Each annual period will consist of approximately twelve months, but will not be a calendar year. If a stockholder buys shares of the Fund other than upon or prior to the inception of an annual period and does not hold those shares through the date on which the Fund distributes its returns in respect of that annual period, the stockholder’s individual returns on the shares might be less than the Fund’s returns even if the Fund achieves the Annual Return Cap for that annual period. For example, if during an annual period a stockholder buys shares in the secondary market at a premium, or sells shares in the secondary market at a discount, the stockholder’s individual returns will diverge from those of the Fund. There can be no assurance that the Fund’s returns for any annual period will achieve the Annual Return Cap. See “Risk Factors and Special Considerations — Closed End Structure; Market Discount from Net Asset Value” and “Distributions” on pages 23 and 41, respectively, of this Prospectus.

Counterparties.    The Fund expects to purchase and sell over-the-counter derivatives on the S&P 500® Index and other investments that enable the Fund to track the performance of the Index. The Fund will be exposed to the risk that counterparties to these investments (and derivatives), for whatever reason, will become bankrupt or otherwise fail to honor their obligations. The Fund will attempt to minimize the risk by entering into Transactions with counterparties that are rated A2 or better by Moody’s Investors Service Inc. or A or better by Standard & Poor’s® (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality. In addition, counterparties will be required to post collateral at the time they enter into a Transaction, thereby limiting the Fund’s exposure to the credit risk of the counterparty. The Fund may also be required to post collateral in connection with its obligations in a Transaction. In the event that the counterparty defaults on its obligations under a Transaction because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral posted by the counterparty, or recovering collateral posted by the Fund, and could suffer a loss to the extent the collateral posted by the counterparty falls below the value of the counterparty’s obligation to the Fund.

Temporary Defensive Positions.    The Fund will not engage in temporary defensive positions to hedge against adverse market conditions. In addition, normally the Transactions will be expected to remain in effect for the entirety of the relevant annual period. However, the Fund may decide to sell one or more call spreads when the Fund’s investment adviser or subadviser determines that the Fund has become exposed to unacceptable risks specific to a particular counterparty. These sale transactions may be effected at inopportune times for the Fund or may cause the Fund to fail to meet its investment objective. As a result, these transactions could result in the Fund’s performance varying dramatically from its intended results.

Non-Diversification Risk.    Because the Fund is non-diversified, the Fund may invest in the securities of a limited number of issuers. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

Annual Repurchases of Securities.    The Fund has an interval fund structure pursuant to which the Fund’s required annual repurchases are likely to continually decrease the overall size of the Fund, which could over time: (1) harm investment performance by limiting the extent to which the Fund may invest in illiquid securities; (2) increase the Fund’s expense ratio as the Fund’s assets decrease; (3) threaten the Fund’s continued listing of its shares of common stock on the New York Stock Exchange (“NYSE”), and, consequently, the liquidity of its shares; and (4) jeopardize the Fund’s viability and continued existence. Moreover, there are further risks associated with the Fund’s repurchase offers, including the risk that: (1) because a repurchase offer will be for 5% to 25% of the outstanding shares, if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (2) due to the potential for pro-ration, if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (3) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (4) because the Fund expects, in certain circumstances, to liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings reduce the Fund’s returns. See “Annual Repurchases of Securities” on page 30 of this Prospectus for more information regarding the risks associated with repurchases.

No Operating History.    The Fund is a newly formed entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

As with any security, complete loss of investment is possible. See “Risk Factors and Special Considerations” on page 20 of this Prospectus.

Listing of Shares	The Fund’s shares of common stock have been approved for listing on the NYSE under the ticker symbol “GRE” and will be required to meet the NYSE’s initial and continued listing requirements.

Board of Directors

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Fund’s Board of Directors has overall responsibility for monitoring and overseeing the Fund’s investment process, and its management and operations. Any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, except to the extent that the Investment Company Act requires the election of directors by stockholders. At least seventy-five percent of the directors will not be “interested persons” (as defined by the Investment Company Act) of the Fund or its investment adviser or subadviser.

Adviser and Management Fee

IQ Investment Advisors LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund (the “Adviser”) and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser provides investment advisory, management and administrative services to the Fund pursuant to a management agreement (the “Management Agreement”). The Adviser has designed the investment strategy for the Fund and has oversight responsibility for the implementation of the strategy by the subadviser (as described below under “Subadviser”). In consideration of the investment advisory, management and administrative services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee equal to an annual rate of 0.82% of the Fund’s average daily net assets (the “Management Fee”). The Adviser intends to pay a portion of the Management Fee it receives from the Fund to MLPFS and other of its affiliates as part of an internal accounting arrangement for administrative purposes. In addition, the Adviser will compensate the Subadviser. The Adviser is newly formed and has no operating history.

The Adviser is an indirect subsidiary of Merrill Lynch. Merrill Lynch is one of the world’s leading financial management and advisory companies, with offices in 35 countries and private client assets of approximately $1.5 trillion. As an investment bank, it is a leading global underwriter of debt and equity securities and a strategic advisor to corporations, governments, institutions and individuals worldwide. Through its subsidiaries, Merrill Lynch is one of the world’s largest managers of financial assets.

Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Merrill Lynch Investment Managers, L.P. (the “Subadviser” and, together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser is an affiliate of the Adviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a limited partnership organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. Under the terms of the Subadvisory

Agreement, the Adviser compensates the Subadviser from the Management Fee at an annual rate of 0.35% of the Fund’s average daily net assets. In addition, the Adviser has other economic arrangements with the Subadviser whereby it pays the Subadviser an additional portion of its advisory fee in exchange for certain administrative, legal and support services.

Tax Aspects

The Fund intends to qualify for the special tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund so qualifies, it (but not its stockholders) will not be subject to U.S. federal income tax on the part of its investment company income and net realized capital gains that it distributes to its stockholders. The Fund intends to distribute all or substantially all of such income and gains.

Please refer to the “U.S. Federal Income Tax Considerations” section on page 38 of this Prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund. You should consult your own tax advisor on any potential state or local income tax effects of an investment in the Fund.

Distributions

The Fund intends to distribute, for each annual period, net of Fund expenses, positive returns, if any, up to the Annual Return Cap, as well as dividend income, if any, from its investments. The Fund intends to make one such distribution at the end of each calendar year to the extent there are positive returns and/or dividend income in excess of Fund expenses. This dividend policy may be modified by the Board of Directors from time to time. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “U.S. Federal Income Tax Considerations” and “Distributions” on pages 38 and 41, respectively, of this Prospectus.

Anti-Takeover Provisions

The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions may discourage outside parties from acquiring control of the Fund, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See “Description of Securities” on page 51 of this Prospectus.

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a stockholder is ineligible or elects otherwise, dividends and distributions to the Fund’s stockholders will be used to purchase additional common stock of the Fund. Fund stockholders may, however, elect to receive such dividends and distributions in cash.

Stockholders whose shares of common stock are held in the name of a broker or nominee should contact that broker or nominee to determine whether the broker or nominee will permit participation in the Fund’s Automatic Dividend Reinvestment Plan. See “Distributions” and “Automatic Dividend Reinvestment Plan” on pages 41 and 42, respectively, of this Prospectus.

Conflicts of Interest

The investment activities of the Advisers and their affiliates for their own accounts and other accounts or funds they manage may give rise to conflicts of interest that may disadvantage the Fund. None of the Adviser, the Subadviser, MLPFS and their affiliates have established any formal procedures for resolving any conflicts of interest. Merrill Lynch, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its affiliates or clients may conflict with those of the Fund and its stockholders. See “Conflicts of Interest” on pages 43 of this Prospectus.

Transfer Agent and Custodian

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide the custodian services to the Fund.

SUMMARY OF FUND EXPENSES

The following Fee Table illustrates the fees and expenses that the Fund expects to incur and that stockholders can expect to bear directly or indirectly.

Stockholder Transaction Expenses:

Maximum Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan Fees	none
Repurchase Fee (as a percentage of repurchase proceeds)	2.00	%(2)

Annual Fund Expenses (as a percentage of net assets attributable to common shares):

Management Fee(3)	0.82%
Other Expenses(4)	0.23%

Total Annual Expenses:	1.05%

(1)	The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to $0.04 per share (.20% of the offering price). The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $0.04 per share of common stock (.20% of the offering price). The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s stockholders will result in a reduction of capital of the Fund attributable to Fund shares.

(2)	The Fund may deduct from the repurchase proceeds a repurchase fee, not to exceed 2% of the proceeds, that is reasonably intended to compensate the Fund for expenses directly related to the repurchase.

(3)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory, management and administrative services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser as well as intends to provide a portion of this fee to MLPFS and other of its affiliates. See the “Investment Advisory and Management Arrangements” and “Underwriting” sections on pages 35 and 49, respectively, of this Prospectus.

(4)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.

Example

An investor would pay the following expenses (including the sales load of $45 and estimated offering expenses of this offering of $2.00 on a $1,000 investment, assuming total annual expenses of 1.05%) and a 5% annual return throughout the periods.

1 year	3 years	5 years	10 years*
$57	$79	$102	$169

*	The Fund has a termination date of December 15, 2009, and accordingly, it is not expected to be in existence for 10 years.

The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set out under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year and assume that the Fund issues approximately 6,750,000 shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase. The Example set out above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by SEC regulations. The Example should not be considered a representation of future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

THE FUND

S&P 500® GEAREDSM Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The Fund has an interval fund structure, pursuant to which the Fund will conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares. See “Annual Repurchases of Securities” on page 30 of this Prospectus. The Fund will conduct its investment operations and exist for a fixed term of approximately five years. The Fund’s termination date is on or about December 15, 2009. In anticipation of the termination date, the Fund will liquidate its positions and satisfy any obligations and liabilities and then distribute any remaining proceeds to its stockholders. The Fund will then seek to deregister with the SEC as an investment company and terminate in an orderly fashion. Because the Fund’s investment strategy involves the use of call options and call spreads with fixed terms, it is likely that the call options and call spreads in the fifth year of the life of the Fund will expire before the termination date and the Fund will invest its assets in liquid, short-term investments pending the orderly liquidation and dissolution of the Fund. This may have a negative impact on the Fund’s performance for its last year of operations. The Fund expects to commence its investment operations on or after October 29, 2004. The Fund’s principal office, including its office for service for process, is located at 4 World Financial Center, 5th Floor, New York, NY 10080.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s® (“S&P®”). S&P® makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s® only relationship to the Fund is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to the Fund. S&P® has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P® does not guarantee the accuracy and/or the completeness of the S&P 500® Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P® makes no warranty, express or implied, as to the results to be obtained by licensee, owners of the Fund, or any other person or entity from the use of the S&P 500® Index or any data included therein. S&P® makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P® have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

THE OFFERING

The Fund is offering 6,750,000 shares of its common stock at an initial offering price of $20.00 per share, which price includes an underwriting discount of 4.5% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”) and will be offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”) and of IQ Investment Advisors LLC, the Fund’s investment adviser (the “Adviser”). An investor must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional 1,012,500 shares of the Fund within 45 days of the date of this Prospectus to cover any overallotments.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $128,655,000 (or approximately $147,953,250 assuming the underwriters exercise an overallotment option in full) after payment of offering costs estimated to be $270,000 and the deduction of the underwriting discount. The Adviser has agreed to pay the amount by which the offering costs (other than the underwriting discount, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock. The Adviser has agreed to pay all of the Fund’s organizational expenses.

Under normal conditions, the Fund expects that it will take substantially less than three months (approximately one week) to invest all or substantially all of the proceeds from the offering in accordance with the Fund’s investment objective. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide total returns, exclusive of fees and expenses of the Fund, linked to the annual performance of the S&P 500® Index, as described below. Where the Index has negative returns for an annual period (approximately one year), the Fund seeks to provide annual price returns that track the performance of the Index on a one-for-one basis over the annual period. Where the performance of the Index is positive for an annual period, the Fund seeks to deliver a “geared” return equal to approximately three times the annual price returns of the Index up to a maximum index participation level (the “Maximum Index Participation”). “Price returns” means that the performance of the Index reflects only the price movements of the common stocks included in the Index and does not reflect any dividends declared or paid on those stocks. Regardless of whether the annual price returns of the Index are positive or negative, the Fund will pay dividends (exclusive of fees and expenses) on its “long” S&P 500® Index portfolio as described below. The Fund will not participate in any Index returns in excess of the Maximum Index Participation, and as a result the Fund’s performance over an annual period will be subject to a maximum annual return cap (the “Annual Return Cap”). The Fund currently anticipates that the Maximum Index Participation for its first annual period will be between 3% and 4%, and accordingly, that its Annual Return Cap will equal three times this amount, or 9% to 12%, respectively. In instances where the return of the Index exceeds the Annual Return Cap, the Fund will under-perform the Index. See “Investment Strategy — Hypothetical Return Examples” on page 17 of this Prospectus. In future years, the Annual Return Cap could be higher or lower than the Annual Return Cap for the first annual period and could possibly be less then 1%. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

INVESTMENT STRATEGY

General.    The Fund will seek to achieve its investment objective by: (1) purchasing and managing a portfolio consisting of all of the securities that comprise the S&P 500® Index in the same proportions as the Index and/or other investments that enable the Fund to track the performance of the Index (the “long” portfolio); and (2) using a series of “option strategies” (the “Transactions”) for each annual period that, in combination with the long S&P 500® Index portfolio, are designed to deliver three times the annual price returns of the Index over the course of the annual period where the value of the Index increases, up to a Maximum Index Participation that is set at the beginning of each annual period through the Transactions. The Fund will measure its returns for purposes of its objective as of the end of each annual period in relation to the value of the Index as of the beginning of that period.

The Transactions.    The Transactions will include: (A) the sale by the Fund of out-of-the-money European-style over-the-counter call options on the S&P 500 Index; and (B) with the proceeds of this sale, the purchase of “call spreads,” which have the economic effect of purchasing an at-the-money European-style over-the-counter call option on the S&P 500® Index and simultaneously selling an out-of-the-money European-style over-the-counter call option on the S&P 500® Index. The Fund will structure its investments so that the price received from the sale of the call options will equal (or approximately equal) the price paid for the purchase of the call spreads. European-style call options are options that can be exercised only on their expiration dates rather than at any time during their term. The Fund intends to distribute for each annual period, net of Fund expenses, positive returns, if any, up to the Annual Return Cap, as well as dividend income from its investments, if any. The Fund intends to structure the Transactions to have maturities of approximately one year. An annual period will commence once the Fund enters into the contract and will not coincide with a calendar year. See “Distributions” and “Automatic Dividend Reinvestment Plan” on pages 41 and 42, respectively, of this Prospectus. At the end of each annual period until the end of the fifth year of operations, the Fund will enter into new Transactions.

Calculating the Maximum Index Participation and Annual Return Cap.    When the Fund sells (or “writes”) call options, it structures the options so that the premiums received by the Fund will equal (or approximately equal) the cost of the call spreads purchased by the Fund. The Maximum Index Participation is determined at the beginning of each annual period based on prevailing market prices for the option being sold and the call spreads being purchased, and is a function of a number of market and economic factors including interest rates and market volatility. The Fund’s subadviser will, through a competitive bidding process with a variety of qualified counterparties, attempt to structure the Transactions to achieve the highest possible Maximum Index Participation and, accordingly, the highest possible Annual Return Cap. While the Board of Directors generally oversees the operations of the Fund, the Board of Directors does not participate in setting the Annual Return Cap, but will receive a report from the Fund’s investment adviser and subadviser on the process after the commencement of each annual period.

As the Maximum Index Participation for any annual period will be determined by the call options written and the call spreads purchased by the Fund at the beginning of the annual period, there can be no assurance that the Maximum Index Participation for any subsequent annual period will be higher or lower than the Maximum Index Participation for the first annual period.

Investors will be notified of the anticipated Maximum Index Participation range at the time they receive notice of the annual repurchase of securities. In addition, the notice will explain that the actual Maximum Index Participation will be disclosed through a press release and through public information sources on the internet as soon as the contract prices are set for the call options. The Fund currently anticipates that the Maximum Index Participation for its first annual period will be in the range of 3% to 4% of the positive performance of the Index; the actual Maximum Index Participation may be higher or lower than this range. The Fund anticipates that the Annual Return Cap will equal 9% to 12% for the first annual period. In future years the Annual Return Cap could be higher or lower than the Annual Return Cap for the first period and could possibly be less than 1%.

Hypothetical Return Examples.    The following chart and Hypothetical Return Examples are intended to illustrate the Fund’s gearing strategy and do not reflect the Fund’s fees, expenses, dividends or dividends on securities in the Index. For purposes of this illustration, the annual Maximum Index Participation is assumed to be 3%, and consequently the Annual Return Cap is 9%. The chart and examples do not represent a guaranty of any level of performance of the Index or the Fund. See “Risk Factors and Special Considerations” on page 20 of this Prospectus.

Example A. Negative Index Returns.

The strategy is designed to provide annual returns that track the performance of the Index on a one-for-one basis in instances where the returns on the Index are negative. Thus, the returns on the strategy in this example should be expected to approximate the returns on the Index (excluding Fund fees and expenses).

Example B. Positive Index Returns up to the Maximum Index Participation Level (i.e., greater than 0 to 3% Index Returns).

The strategy is designed to deliver 3-for-1 returns in instances where the Index performs positively up to the Maximum Index Participation. Thus, the returns on the strategy should outperform the returns on the Index by a factor of 3 (excluding Fund fees and expenses).

Example C. Positive Index Returns in excess of the Maximum Index Participation but less than the Annual Return Cap (i.e., greater than 3% to less than 9% Index Returns).

If the performance of the Index exceeds the Maximum Index Participation, the strategy should not deliver further upside, and instead its return should be limited to the Annual Return Cap. Thus, in instances where the Index exceeds the Maximum Index Participation but does not exceed the Annual Return Cap, the strategy should outperform the Index, but not by a factor of 3 (excluding Fund fees and expenses).

Example D. Positive Index Returns in excess of the Annual Return Cap (i.e., returns of greater than 9%).

In instances where the Index exceeds the Annual Return Cap, the strategy will under-perform the Index in an amount equal to the Index’s performance minus the Annual Return Cap plus Fund fees and expenses.

Who Should Invest.    The Fund is designed for investors with a moderately bullish view of the S&P 500® Index over each of the next five years. In other words, because the potential upside to Fund stockholders for each annual period is limited to the Annual Return Cap, a stockholder would not benefit if the return of the S&P 500® Index exceeded the Annual Return Cap. Conversely, since there will be no downside limit resulting from the Transactions, if the Index declines over an annual period, Fund stockholders would experience the full decline for the annual period (plus Fund fees and expenses). Historically, the S&P 500® Index has not had annual returns that fall within a relatively narrow band of positive Index performance. As a result, the Fund is likely to underperform the Index if the annual return of the S&P 500® Index over the next five years performs in accordance with the historical pattern. See “Investment Strategy — Hypothetical Return Examples” on page 17 of this Prospectus.

There can be no assurance that the investment strategy employed by the Fund will be successful or result in the investment objective of the Fund being achieved.

S&P 500® Index.    As stated above, the Fund intends to invest in all of the securities that comprise the S&P 500® Index in the same proportions as the Index and/or other investments that enable the Fund to track the performance of the Index. Under normal circumstances, at least 80% of the value of the Fund’s net assets (including the proceeds of any borrowings) will be invested in common stocks of companies that comprise the S&P 500® Index (or synthetic instruments that have economic characteristics similar to securities that comprise the Index). This 80% policy is not a fundamental policy and therefore may be changed without your approval. However, we may not change or modify this policy unless we provide you with at least 60 days’ prior notice.

Index Replication Strategy.    The S&P 500® Index is an index composed of 500 common stocks that are selected by Standard & Poor’s® (“S&P®”) and may include foreign securities. Most of these 500 stocks trade on the NYSE. These stocks represent approximately 70% of the market value of all U.S. common stocks but do not necessarily represent all of the largest companies. S&P® selects the component stocks included in the S&P 500® Index with the aim of achieving a distribution that is representative of the various industry components of the U.S. market for common stocks. S&P® also considers aggregate market value and trading activity in the selection process. Each stock in the S&P 500® Index is weighted by its total market value relative to the total market value of all securities in the S&P 500® Index.

The Fund’s investment strategy involves holding the common stocks of all of the 500 companies included in the S&P 500® Index — weighted in the same proportions as the Index — and/or other investments that enable the Fund to track the performance of the Index. By holding the common stocks of all of the 500 companies in the S&P 500® Index, the Fund will be entitled to receive dividends and other distributions from these companies to the extent that they are provided. The Fund also may use derivatives (such as, among others, exchange-traded funds, options contracts, swap agreements and futures and forward contracts) as an alternative way to replicate the S&P 500® Index. These derivatives will only be used to create long positions in the Index, and will not create any net investment positions that are short or uncovered.

Exchange-traded funds, such as Standard & Poor’s Depositary Receipts (commonly known as SPDRs), are unit investment trusts or open-end investment companies that hold the common stocks of all of the companies in the S&P 500® Index. These funds generally are designed to closely track the price performance and dividend yield of the Index and, as their name suggests, trade on exchanges. To the extent the Fund invests in SPDRs or other exchange-traded funds, stockholders will indirectly bear the operating expenses of such exchange-traded funds.

Call Options Generally.    Each call option has a “strike price.” This is the value stated in the option for the S&P 500 Index on the option exercise date. If the value of the Index is actually higher than the strike price on the option exercise date, the holder of the call option is likely to exercise the option and will receive from the writer of the option the difference between the value of the Index on the exercise date and the strike price.

If the value of the Index is the same as, or lower than, the strike price of the option on the option exercise date, the call option will have no value on the exercise date and will not be exercised. Thus, for a call option on the Index to be profitable to its writer, the strike price needs to be the same as or lower than the value of the Index on the exercise date — the writer will then get to keep the premium and will not be required to make any payment under the option to the holder. Conversely, for a call option on the Index to be profitable to its holder, the value of the Index on the exercise date must be higher than the strike price and the difference between these two values must more than offset the premium that the holder paid for the option.

Asset Coverage.    As stated above, as part of the Transactions, the Fund will sell a call option which will be “covered” by the Fund’s long portfolio. As the Fund’s call spreads will effectively involve the simultaneous purchase of a lower “strike” call with the sale of a higher “strike” call from the same counterparty, the call spreads are intrinsically “covered” assets. Thus, all of the Fund’s options positions will be covered, making it unlikely that the Fund could suffer a significant loss on the call options or call spreads.

Other Transactions.    The Fund may invest in swap agreements, and futures and forward contracts, as part of its investment strategy. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or increase (or decrease) in value of a particular dollar amount invested in a particular market measure. The Fund may use swap agreements based on or linked to the S&P 500 Index in order to track the performance of the Index.

Futures and forward contracts generally involve an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. The Fund may purchase futures and forward contracts based on or linked to the S&P 500® Index in order to track the performance of the Index. The Fund intends to comply with the ratings requirements regarding counterparties discussed above when engaging in over-the-counter transactions involving swap agreements, and futures and forward contracts. In connection with the options, swap agreements and futures and forward contracts that the Fund may purchase or sell, the Fund may be required to pay certain transaction and related costs and may be required to maintain assets with the counterparties or other intermediaries. In addition, the derivatives in which the Fund may engage may be illiquid securities.

In seeking its investment objective, the Fund may make certain additional investments. The Fund may invest in illiquid securities. The Fund may purchase securities on a when-issued basis and may purchase or sell securities for delayed delivery. The Fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets to earn additional income for the Fund and its stockholders. The Fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowings may reduce the Fund’s net income.

Temporary Defensive Positions.    The Fund does not intend to depart from its investment strategy in response to adverse market, economic or political conditions by engaging in transactions or strategies that would act as temporary defensive positions. See “Risk Factors and Special Considerations — Temporary Defensive Positions” on page 23 of this Prospectus.

Short-Term Investments.    The Fund may use any of its assets, including short-term investments (“Short-Term Investments”), for fund management purposes, including paying fees and expenses of the Fund and meeting repurchase demands. The Fund generally expects to pay its expenses out of the dividend and other income received from its portfolio of assets that replicate the Index. The Fund will invest in Short-Term Investments during periods following termination of Transactions and, until the fifth year of the Fund’s term, initiation of new Transactions. Short-Term Investments are short-term debt obligations and similar securities, and include: (1) securities issued or guaranteed as to interest and principal by the U.S. government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. To the extent the Fund makes Short-Term Investments, the Fund may be unable to achieve its investment objective.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Principal Risks

General.    Investing in the Fund involves certain risks. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decrease. When the value of the S&P 500® Index is declining, the value of the Fund’s shares is expected to decrease. The value of your shares also will be impacted by the Fund’s ability to successfully implement its investment strategy, and by market, economic and other conditions. As with any security, complete loss of investment is possible.

Index Tracking Errors.    A portion of the Fund’s investment strategy involves making investments in a manner that seeks to track the performance of the S&P 500® Index. The Fund may not be able to acquire the common stocks of all the companies in the S&P 500® Index, hold these securities in the correct weightings or be able to track the performance of the Index. This may occur when the Index sponsor rebalances the S&P 500® Index (which is expected to occur on an annual basis), or otherwise. This also may occur when, for example, the call options, swap agreements, exchange-traded funds and/or futures and forward contracts the Fund purchases and sells do not, for a variety of reasons, perform as expected or result in the Fund receiving returns that are correlated (in any manner) with the performance of the Index.

The Fund may not be able to achieve returns that track the performance of the S&P 500® Index because the Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) the Index, such as, among others, the costs of managing the Fund and buying and selling investments for the Fund. As a result, the portions of the Fund’s performance that are based on holding investments to track the performance of the Index may be lower than the actual performance of the Index. In addition, if the Index has very low positive performance for an annual period, the Fund may not provide positive returns even if the Index is positive, because of fund expenses. When the value of the S&P 500® Index is declining, the value of the Fund’s shares is expected to decrease.

Equity Securities Risk.    The Fund may invest in equity securities for the portion of its strategy that involves replicating the S&P 500® Index. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks are an example of the equity securities in which the Fund invests. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stocks prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The values of certain derivatives are likewise subject to the same factors that influence the values of common stocks because derivative prices may be based on the values of the common stocks to which they are linked.

General Risks Related to Derivatives.    The Fund’s investment strategy involves the use of derivatives, such as, among others, “call spreads,” call options, swap agreements and futures and forward contracts. The Fund may use derivatives as a substitute for taking a position in the S&P 500® Index as part of its investment strategy. The Fund also may use derivatives to add leverage to the portfolio. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives. The Fund may not be able to purchase or sell derivatives at times or in quantities it believes are necessary to track the performance of the S&P 500® Index. The Fund also may not be able to purchase or sell derivatives on the Index because of, among other things, the lack of market participants that are willing to take contrary positions to that of the Fund.

Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk, and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Changes in the value of derivative contracts may not match fully changes in the values of the underlying portfolio securities or indices. The Fund’s investments in derivatives could result in the Fund losing more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and no assurance can be given that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, derivatives can make the Fund less liquid and harder to value, especially in declining markets.

The Fund may purchase and sell over-the-counter derivatives on the S&P 500® Index. In so doing, the Fund will be exposed to the risk that counterparties to these derivatives, for whatever reason, will be unable or unwilling to meet their obligations under the arrangements. See “Risk Factors and Special Considerations — Illiquid Securities” and “Risk Factors and Special Considerations — Counterparties,” on pages 25 and 23, respectively, of this Prospectus.

Call Spreads and Call Options.    The Fund’s investment strategy involves: (1) purchasing call spreads that have embedded within them the economic effect of purchasing an at-the-money European-style call option on the S&P 500® Index and simultaneously selling an out-of-the-money European-style call option on the S&P 500® Index; and (2) selling out-of-the-money European-style over-the-counter call options on the S&P 500® Index. These portions of the Fund’s strategy subject the Fund to certain additional risks. The Fund may not be able to enter into (or close out) these Transactions, at times or in quantities it believes are necessary to accomplish the Fund’s objective. The Fund also may not be able to enter into (or close out) these Transactions because of, among other things, the lack of market participants that are willing to take contrary positions to that of the Fund.

Through the call spreads the Fund will be exposed to the same risks as those of a purchaser of call options on the S&P 500® Index. As a purchaser of call options on the S&P 500® Index, the Fund will have to pay premiums to the sellers of these options. Although the Fund will seek to offset, to the extent possible, the amount of premiums paid to the sellers of the call spreads by the Fund’s sale of out-of-the-money call options, there is no assurance that the Fund will be able to offset fully (or to any degree) the amount of premiums paid by the amount of premiums received. In addition, if the value of the S&P 500® Index is less than or equal to the strike prices of the at-the-money call options that the Fund has purchased, the Fund generally will not exercise these options and will incur losses equal to the amount of premiums paid to the sellers of the options. In these instances, the out-of-the-money call options that the Fund sold with higher strike prices than the purchased call options would also expire worthless and the premiums earned from selling those options would help offset the cost of premiums paid on the purchased calls. To the extent the Fund purchases call options as part of its strategy to replicate the Index, it will be subject to risks similar to those described with respect to the purchased call options embedded in the call spreads.

Because the Fund’s investment strategy involves selling call options on the S&P 500® Index, as well as purchasing call spreads that have embedded within them the same effect, the Fund will be exposed to the risks of a seller of call options on the S&P 500® Index. The Fund, by selling call options on the S&P 500® Index, may forego the opportunity to benefit fully from potential increases in the value of the S&P 500® Index above the strike prices specified in the Fund’s written call options (or otherwise embedded in the call spreads). For example, if the value of the S&P 500® Index is greater than the strike prices of the out-of-the-money call options that the Fund has sold (which is the Maximum Index Participation), the Fund’s return may be less than the return the Fund would have earned if it had invested solely in the securities underlying the S&P 500® Index or investments designed to track the performance of the Index. The Fund, however, would continue to bear the risk of declines in the values of the investments purchased to track the performance of the Index. For example, if the value of the S&P 500® Index is lower than the strike prices of the at-the-money call options that the Fund has embedded within the call spreads, the Fund’s performance generally is expected to correspond to the negative performance of the Index plus any Fund expenses, but may not do so for a variety of reasons.

As part of its Index replication strategy, the Fund also may use options as an alternative way to replicate the S&P 500® Index. These options will only be used to create long positions in the Index, and will not create any net investment positions that are short or uncovered. See “Risk Factors and Special Considerations — Illiquid Securities” and the “Risk Factors and Special Considerations — Counterparties,” on pages 25 and 23, respectively, of this Prospectus.

Maximum Index Participation and Annual Return Cap.    The terms of the call options written by the Fund and the call spreads purchased by the Fund (and, accordingly, the Maximum Index Participation and Annual Return Cap) will be affected by market conditions at the inception of an annual period. Market conditions may change over time, and for that reason the Maximum Index Participation and Annual Return Cap for an annual period may be higher or lower than they would have been if the Transactions had been entered into at a different time during the annual period and the Maximum Index Participation and Annual Return Cap for subsequent annual periods may be higher or lower than the first annual period.

Return to Individual Stockholders.    The returns of the Fund for purposes of its investment objective will be measured as of the end of each annual period in relation to the value of the Index as of the beginning of that period. Each annual period will consist of approximately twelve months, but will not be a calendar year. If a stockholder buys shares of the Fund other than upon or prior to the inception of an annual period and does not hold those shares through the date on which the Fund distributes its returns in respect of that annual period, the stockholder’s individual returns on the shares might be less than the Fund’s returns even if the Fund achieves the Annual Return Cap for that annual period. For example, if during an annual period a stockholder buys shares in the secondary market at a premium, or sells shares in the secondary market at a discount, the stockholder’s individual returns will diverge from those of the Fund. There can be no assurance that the Fund’s returns for any annual period will achieve the Annual Return Cap. See “Risk Factors and Special Considerations—Closed End Structure; Market Discount from Net Asset Value” and “Distributions” on pages 23 and 41, respectively, of this Prospectus.

Liquidity of the Markets.    There can be no assurance that liquid derivatives markets will exist that will permit the Fund to purchase and write derivatives on the S&P 500® Index or its securities, or to use derivatives to engage in offsetting transactions. The Fund’s ability to engage in derivatives or in offsetting transactions also may be affected by exchange-imposed rules and trading limitations.

Counterparties.    The Fund expects to purchase and sell over-the-counter derivatives on the S&P 500 Index and other investments that enable the Fund to track the performance of the Index. The Fund will be exposed to the risk that counterparties to these derivatives and other investments, for whatever reason, will become bankrupt or otherwise fail to honor their obligations. The Fund will attempt to minimize the risk by entering into Transactions with counterparties that are rated A2 or better by Moody’s Investors Service Inc. or A or better by Standard & Poor’s® (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Fund to be of comparable credit quality. A description of ratings criteria is set out in Appendix A. In addition, counterparties will be required to post collateral at the time they enter into a Transaction, thereby limiting the Fund’s exposure to the credit risk of the counterparty. The Fund may also be required to post collateral in connection with its obligations in a Transaction. In the event that the counterparty defaults on its obligations under a Transaction because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral posted by the counterparty, or recovering collateral posted by the Fund, and could suffer a loss to the extent the collateral posted by the counterparty falls below the value of the counterparty’s obligation to the Fund.

Temporary Defensive Positions.    The Fund will not engage in temporary defensive positions to hedge against adverse market conditions. In addition, normally the Transactions will be expected to remain in effect for the entirety of the relevant annual period. However, the Fund may decide to sell one or more call spreads when the Advisers determine that the Fund has become exposed to unacceptable risks specific to a particular counterparty. These sale transactions may be effected at inopportune times for the Fund or may cause the Fund to fail to meet its investment objective. As a result, these transactions could result in the Fund’s performance varying dramatically from its intended results.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Non-Diversification Risk.    Because the Fund is non-diversified, the Fund may invest in the securities of a limited number of issuers. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

No Operating History.    The Fund is a newly organized, closed-end, non-diversified management investment company that has no previous operating history. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market, frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs.

Liquidity/Listing of Fund’s Shares.    Although the Fund has been approved to list shares on the NYSE, there is currently no public market for the Fund’s shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its shares on the NYSE.

Annual Repurchases of Securities.    The Fund’s required annual repurchase offers are likely to continually decrease the overall size of the Fund which could over time: (1) harm investment performance by limiting the extent to which the Fund may invest in illiquid securities; (2) increase the Fund’s expense ratio as the Fund’s assets decrease; (3) threaten the Fund’s continued listing of its shares of common stock on the NYSE, and, consequently, the liquidity of its shares; and (4) jeopardize the Fund’s viability and continued existence. The Fund’s net assets may also decrease over time as a result of its distribution policy. See “Distributions” on page 41 of this Prospectus.

There are further risks associated with the Fund’s repurchase offers, including the risk that: (1) because a repurchase offer will be for 5% to 25% of the outstanding shares, if the repurchase offer is over-subscribed, stockholders may be unable to liquidate all or a given percentage of their investment at net asset value during the repurchase offer; (2) due to the potential for pro-ration, if the repurchase offer is over-subscribed, some investors may tender more shares than they wish to have repurchased in order to ensure the repurchase of a specific number of shares; (3) the repurchase offer may not eliminate any discount at which the Fund’s shares trade; and (4) because the Fund may, in certain circumstances, liquidate portfolio securities in order to fund repurchase offers, the need to sell such securities may in turn affect the market for such securities and accordingly diminish the value of the Fund’s investments. Furthermore, to the extent the Fund borrows to finance the making of repurchases, interest on such borrowings reduce the Fund’s returns.

Other Risks

Swap Agreements.    The Fund may enter into swap agreements in connection with its investment strategy or for other purposes. Whether the Fund’s use of swap agreements will be successful will depend on, among other things, if the Fund correctly forecasts market and index movements and values, interest rates and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Because swap agreements are two-party contracts that may have terms of greater than seven days, swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. See “Risk Factors and Special Considerations — Illiquid Securities” and “Risk Factors and Special Considerations — Counterparties,” on pages 25 and 23, respectively, of this Prospectus.

The market for swap agreements is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Fund and that the Fund will not be able to meet its obligation to the counterparty in the transaction. The Fund is not required to enter into interest-rate or total return swap transactions in connection with its investment strategy and may choose not to do so. Restrictions imposed by the Internal Revenue Code of 1986, as amended, also may limit the Fund’s ability to use swap agreements.

Futures and Forward Contracts.    The Fund may engage in futures and forward contracts. Whether the Fund’s use of futures and forward contracts will be successful will depend on, among other things, if the Fund correctly forecasts market and index movements and values, interest rates and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. To the extent that the Fund enters into futures and forward contracts, the Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangements. Utilization of futures and forward contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the values of the underlying securities or indices. If the values of futures and forward contracts move more or less than the values of the subjects of the transactions, the Fund will experience gains or losses that do not completely match or offset movements in the values of the subjects of the transactions. See “Risk Factors and Special Considerations — Illiquid Securities” and “Risk Factors and Special Considerations — Counterparties,” on pages 25 and 23, respectively, of this Prospectus.

Foreign Securities.    Investing in foreign securities may involve more risks than investing in U.S. securities. The value of foreign securities is subject to social, economic and political developments in the countries where the issuers operate and to changes in foreign currency values. Investments in foreign securities may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of Fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

Securities of foreign issuers may not be registered with the SEC, and the issuers of these securities may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Investments in Other Investment Companies.    The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The Fund may invest in the shares of other investment companies when the potential benefits of the investment outweigh the payment of any management fees and expenses and, when applicable, premiums or sales loads.

Illiquid Securities.    The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter options, swap agreements, futures and forward contracts, and repurchase agreements maturing in more than seven days and restricted securities other than those which the Fund determines are liquid pursuant to guidelines established by the Fund’s Board of Directors. The assets used to “cover” over-the-counter derivative instruments written by the Fund will be considered illiquid unless the over-the-counter derivative instruments are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in these over-the- counter option’s agreements. The “cover” for an over-the-counter derivative instrument written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative instruments. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations or for other fund management purposes. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act, and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

The Fund’s Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Advisers pursuant to guidelines approved by the Board. The Advisers take into account a number of factors in reaching liquidity decisions, including: (a) the frequency of trades for the security, (b) the number of dealers that make quotes for the security, (c) the number of dealers that have undertaken to make a market in the security, (d) the number of other potential purchasers and (e) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Advisers monitor the liquidity of restricted securities in the Fund’s portfolio and reports periodically on such decisions to the Board.

The Advisers monitor the Fund’s overall holdings of illiquid securities. If the Fund’s holdings of illiquid securities exceed the applicable limitation on investments in illiquid securities under the rule that governs interval funds for any reason (such as a particular security becoming illiquid, changes in the relative market values of portfolio securities or stockholder redemptions), the Advisers will consider what action would be in the best interests of the Fund and its stockholders. Such action may include engaging in an orderly disposition of securities to reduce the Fund’s holdings of illiquid securities. The Fund is not, however, required to dispose of illiquid securities under these circumstances.

When-Issued and Delayed Delivery Securities.    The Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the Fund later than a normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. When the Fund undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment. The Fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s net asset value. The Fund may sell the right to acquire the security prior to delivery if the Subadviser deems it advantageous to do so, which may result in a gain or loss to the Fund.

Lending of Portfolio Securities.    The Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Advisers deem qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund’s portfolio securities must maintain acceptable collateral with the Fund’s custodian or other acceptable party in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities and irrevocable letters of credit that meet certain guidelines established by the Advisers. The Fund may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. In determining whether to lend securities to a particular broker-dealer or institutional investor, the

Subadviser will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Advisers to be in the Fund’s interest.

Leverage Risk.    The Fund may use leverage in connection with its investment objective. The Fund may borrow money in amounts up to 33 1/3% of the value of its total assets to finance additional investments. The use of leverage creates certain risks for the Fund’s stockholders, including the greater likelihood of higher volatility of the Fund’s return, its net asset value and the market price of the Fund’s shares. Changes in the value of the Fund’s total assets will have a disproportionate effect on the net asset value per share when leverage is used. For example, if the Fund were to use leverage equal to 50% of the Fund’s common stock equity, it would show an approximately 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the transactions undertaken with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund’s stockholders. These risks generally would make the Fund’s return to stockholders more volatile if it were to use leverage. The Fund also may be required to sell investments in order to make interest payments on borrowings used for leverage when it may be disadvantageous to do so.

Repurchase Agreements.    Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements in transactions only with counterparties believed by the Advisers to present minimum credit risks.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Short-Term Investments.    The Fund may, from time to time, manage its cash (for purposes such as paying fees and expenses or to meet repurchase obligations) by investing all or a part of its assets in short-term, high quality fixed-income securities and money market instruments, or in cash and cash equivalents. These types of investments typically have a lower yield than other longer term investments and lack the capital appreciation potential of equity securities. In addition, these investments can prevent the Fund from achieving its investment objective.

Segregated Accounts.    When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including the purchase of securities on when-issued or delayed delivery basis or reverse repurchase agreements, it will segregate cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Market Disruption Risk.    The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks, and the continued threat of these attacks, and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could adversely affect the market prices of the Fund’s portfolio securities, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund’s shares.

General Economic and Market Conditions.    The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected volatility or liquidity could impair the Fund’s profitability or result in its suffering losses.

Power to Issue Additional Stock.    The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. See “Description of Securities” on page 51 of this Prospectus.

The Fund’s charter and Bylaws contain other provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. See “Description of Securities” on page 51 of this Prospectus and the Fund’s charter and Bylaws.

*        *        *

The above discussion of the various risks associated with the Fund and its securities is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this Prospectus at this time.

LISTING OF SHARES

The Fund’s shares of common stock have been approved for listing under the ticker symbol “GRE” and will be required to meet the NYSE’s initial and continued listing requirements.

INVESTMENT RESTRICTIONS

The Fund’s investment objective as well as the following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). The Fund has adopted a fundamental policy for its interval fund structure. Please see “Annual Repurchases of Securities” on page 30 of this Prospectus for more information. In addition, the Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

3.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

4.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

5.	Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set out in this Prospectus.

6.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that this limitation will not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

7.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

8.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with Transactions.

9.	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

The Advisers and MLPFS are owned and controlled by Merrill Lynch. Because of the affiliation of Merrill Lynch with the Advisers, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See “Portfolio Transactions” on page 46 of this Prospectus.

ANNUAL REPURCHASES OF SECURITIES

General.    The Fund intends to conduct annual repurchase offers for between 5% and 25% of the Fund’s outstanding common stock. The Fund intends to fund repurchase offers by using cash on hand from the settlement of Transactions, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The Fund intends to make its first repurchase offer in approximately 12 to 13 months after the Fund commences operations.

Repurchases of shares of common stock by the Fund would decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such share repurchase transactions would reduce the Fund’s returns. See “U.S. Federal Income Tax Considerations” and “Distributions” on pages 38 and 41, respectively, of this Prospectus.

Fundamental Policy Regarding Annual Repurchase Offers.    The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the Investment Company Act, and the Fund’s Board of Directors may place such conditions and limitations on the repurchase offers as may be permitted under that rule. The deadline by which the Fund must receive repurchase requests submitted by stockholders in response to each repurchase offer (“repurchase request deadline”) will be set as of the end of each annual period pursuant to a policy approved by the Board based on the exercise date of the call options and call spreads for such annual period. The date on which the repurchase price for shares is to be determined (“the repurchase pricing date”) shall occur no later than fourteen days after the repurchase request deadline (or the next business day, if the fourteenth day is not a business day). Repurchase offers may be suspended or postponed only under certain circumstances as provided for in Rule 23c-3 under the Investment Company Act.

Annual Repurchase Offer Procedures.    The Board of Directors will, in the exercise of its duties and subject to applicable law, determine the number of shares subject to the repurchase offer based upon such considerations as market demand and the Fund’s net asset value per share. Under Maryland law, repurchases must be approved by the Board of Directors. A corporation may not repurchase it shares if, after giving effect to the repurchase, the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due or, generally, the corporation’s total assets would be less than the sum of the corporation’s total liabilities. If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, either: (1) repurchase all additional shares tendered if the additional shares do not exceed 2% of the Fund’s outstanding shares, or (2) purchase all shares tendered on a pro rata basis. All shares tendered may be withdrawn at any time prior to the repurchase request deadline in accordance with certain procedures.

Repurchase prices are set at a price equal to the net asset value per share of the Fund as of a specified date that occurs after the repurchase request deadline. This price may be greater or less than the then current market price of the Fund’s shares. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased. The repurchase fee would be used to compensate the Fund for expenses directly related to the repurchase. Payment for tendered shares is distributed within one week after the repurchase pricing date. All repurchase offer materials are mailed to stockholders of record before commencement of the repurchase offer. Stockholders whose shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their shares in the repurchase offer.

During repurchase offers, net asset value per share is calculated each business day as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. See “Net Asset Value” on page 45 of this Prospectus. Stockholders who wish to obtain the net asset value per share during this period should contact the Fund or their financial advisor.

DIRECTORS AND OFFICERS

The Directors of the Fund currently consist of three individuals, all of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). A fourth individual, who is an “interested person” of the Fund, has been elected as a Director effective as of January 1, 2005. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Audit Committee

Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund has adopted a written charter for the Committee. The Committee intends to retain independent legal counsel to assist it in connection with its duties. Since the Fund has been incorporated, the Committee has held two meetings.

Nominating Committee

Each non-interested Director is a member of the Board’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders or by Fund management, as it deems appropriate. Fund stockholders who wish to recommend a nominee should send to the Secretary of the Fund nominations that include biographical information and set out the qualifications of the proposed nominee. Since the Fund has been incorporated, the Nominating Committee has not held any meetings.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund are set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates, including Fund Asset Management L.P. (“FAM”) and MLIM (collectively, “ML-affiliate advised funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Address(1) and Age of Director	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of ML-affiliate advised Funds and Portfolios Overseen	Public Directorships
Alan Batkin (60)	Director & Chairman of the Board	Since July 2004	Vice-Chairman, Kissinger Associates, Inc., a consulting firm, (1990 to present).	1	Hasbro, Inc.; Overseas Shipholding Group, Inc.; Cantel Medical Corp.; and Diamond Offshore Drilling, Inc.
Paul Glasserman (42)	Director & Chairman of Audit Committee	Since July 2004	Professor, Columbia University Business School, (1991 to present); Senior Vice Dean since July 2004.	1	None
William Rainer (58)	Director & Chairman of Nominating Committee	Since July 2004	Chairman and Chief Executive Officer, OneChicago, LLC(3), a designated contract market (2001-November 2004); Chairman U.S. Commodity Futures Trading Commission, Chairman (1999-2001).	1	None

(1)	The address of each Director is 4 World Financial Center, 5th Floor, New York, NY 10080.
(2)	Each Director will serve until the next annual meeting and the election and qualification of his successor.
(3)	As noted above, Mr. Rainer currently serves (until the end of November 2004) as Chairman and Chief Executive Officer of OneChicago, LLC (OneChicago), a designated contract market specializing in futures on individual stocks, narrow-based indexes and exchange traded funds. OneChicago is a joint venture of Chicago Board Options Exchange (CBOE), Chicago Mercantile Exchange Inc. (CME) and Chicago Board of Trade (CBOT). The current members of CBOE, CME and CBOT, which include Merrill Lynch and its affiliates, are automatically members of OneChicago and can trade through existing memberships and accounts. Merrill Lynch and its affiliates are expected to trade through OneChicago.

Certain biographical and other information relating to the individual who has been elected as a Director and who will be an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) is set out below, including his age, principal occupation for at least the last five years, the length of time served, the total number of portfolios overseen in ML-affiliate advised funds and public directorships held.

Biographical Information of the Interested Directors of the Fund

Name, Address and Age of Director	Position(s) Held with the Fund	Term of Office(4) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of ML-affiliate advised Funds and Portfolios Overseen	Public Directorships
Andrew J. Donohue (54) P.O. Box 9095, Princeton, New Jersey 08543-9095	Director	Mr. Donohue’s term of office will commence on January 1, 2005.	Global General Counsel FAM and MLIM, since March 2003; prior to 2003, General Counsel Oppenheimer Funds	0	none

(4)	Each Director will serve until the next annual meeting and the election and qualification of his successor.

Biographical Information of the Executive Officers of the Fund

Name, Address(5) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Mitchell M. Cox (38)	President	Since 7/04	IQ Investment Advisors, LLC, President; MLPFS, First Vice President, Head of Global Private Client Investment Origination since 2003; MLPFS, First Vice President, Head of Structured Products Origination and Sales (2001-2003); MLPFS, Director, Head of Structured Products Origination (1997-2001).

Christopher Yeagley (29)	Vice President	Since 7/04	IQ Investment Advisors, LLC, Vice President; MLPFS, Vice President, Global Private Client Fund Origination since 2003; Vice President, Equity and Alternative-Linked Origination (2001-2003); Assistant Vice President, Structured Product Sales (1999-2001) and Analyst, U.S. Private Client Advisory Division (1997-1999).

Donald C. Burke (43)	Vice President and Treasurer	Since 7/04	IQ Investment Advisors, LLC, Treasurer; MLIM, First Vice President, since 2001; MLIM & FAM, Director, since 2000; MLIM & FAM, Vice President (1999-2000); MLIM and FAM, Vice President (1990-1997).

Allan J. Oster (41)	Vice President, Secretary and Chief Legal Officer	Since 7/04	IQ Investment Advisors, LLC, Vice President, Secretary and Chief Legal Officer; MLIM & FAM, Director (Legal Advisory), since 2002; MLIM & FAM, Vice President, since 2000; MLIM & FAM, Attorney, since 1999; Drinker Biddle & Reath LLP, Associate (1996-1999); U.S. Securities and Exchange Commission, Senior Counsel (1991-1996).

Jeffrey Hiller (53)	Chief Compliance Officer	Since 9/04	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer MLIM (Americas) (2004); Global Director of Compliance At Morgan Stanley Investment Management (2002-2004); Managing Director and Global Director of Compliance at Citigroup Asset Management (2000-2002); Chief Compliance Officer at Soros Fund Management (2000); Chief Compliance Officer at Prudential Financial (1995 to 2000); Senior Counsel in the Securities and Exchange Commission Division of Enforcement in Washington, DC (1990 to 1995).

(5)	The address of each executive officer is 4 World Financial Center, 5th Floor, New York, NY 10080.

Stock Ownership

Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of September 30, 2004 is set out in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Andrew J. Donohue*	none	none

Non-Interested Directors:
Alan Batkin	none	none
Paul Glasserman	none	none
William Rainer	none	none

*	Mr. Donohue’s term of office will commence on January 1, 2005.

As of the date of this Prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this Prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch.

Compensation of Directors

Name	Aggregate compensation from the Fund(6)	Pension or retirement benefits accrued as part of Fund expenses(7)	Total compensation from the Fund and fund complex paid to each non-interested Director
Alan Batkin	$15,000	none	$15,000
Paul Glasserman	$15,000	none	$15,000
William Rainer	$15,000	none	$15,000

(6)	The Fund is newly formed, and the amounts listed are estimated for a pro-rated fiscal year ending September 30, 2005.
(7)	The Fund does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Adviser

The Adviser, which is owned and controlled by Merrill Lynch, a financial services holding company, provides the Fund with investment advisory, management and administrative services. The Adviser is a newly formed entity that is a limited liability company organized under the laws of the State of Delaware. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”) and, as a result, is not subject to registration or regulation as a CPO under the CEA. The Adviser has no assets under management and no operating history. However, affiliates of the Adviser, including MLIM, as of June 30, 2004, had a total of approximately $488 billion in investment company and other portfolio assets under management. The principal business address of the Adviser is 4 World Financial Center, 5th Floor, New York, NY 10080.

The Adviser takes a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that may fill particular investor needs. The Adviser defines a disciplined portfolio management strategy based on each theme and seeks to provide the strategy to investors in what it believes to be a scalable and cost-effective manner. In many cases, the Adviser may collaborate in connection with its proprietary products with an asset manager who has a high degree of expertise in the specific investment theme, and may retain the manager to act as sub-adviser with respect to portfolio implementation. The Adviser is newly-formed and has no operating history.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory, management and administrative services to the Fund (the “Management Agreement”) provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Adviser has designed the investment strategy for the Fund and provides certain oversight responsibility for the implementation of the strategy by the Subadviser. The Adviser also provides certain investment advisory, management and administrative services for the Fund.

Management Agreement

The Management Agreement obligates the Adviser to provide investment advisory, management and administrative services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of 0.82% of an aggregate of the Fund’s average daily net assets (the “Management Fee”). For purposes of this calculation, average daily net assets are determined at the end of each month plus borrowing for leverage and other investment purposes on the basis of the average net assets of the Fund for each day during the month. The Adviser intends to pay a portion of the Management Fee it receives from the Fund to MLPFS and other of its affiliates as part of an internal accounting arrangement for administrative purposes.

Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

In connection with the Board of Directors’ consideration of the Management Agreement, the Board of Directors considered the services to be rendered by the Adviser and Merrill Lynch Investment Managers, L.P. (“MLIM” or the “Subadviser,” and together with the Adviser, the “Advisers”), respectively. The Board of Directors compared the Fund’s fee rate for advisory and administrative services and projected expense ratios for the first year of operations to funds believed to be an appropriate peer group and reviewed information derived from a number of sources and covering a range of issues. The Board of Directors considered the compensation to be paid to the Adviser and the services to be provided to the Fund under the Management Agreement, and the personnel who will provide these services. In addition to the investment advisory services to be provided to the Fund, the Adviser and its affiliates will provide administrative and other services, including assistance in meeting legal and regulatory requirements and certain other services necessary for the operation of the Fund. The Fund’s Board of Directors also considered potential benefits to the Adviser from acting as investment adviser to the Fund.

In reviewing the Management Agreement, the Board of Directors focused on the innovative nature of the investment product, the creativity of the Adviser in developing the Fund’s investment strategies, and the complexity of certain instruments involved in the implementation of the Fund’s strategies. The Board of Directors noted that in connection with the Fund’s strategies, the Adviser has designed the structure of the Fund and proposed the Subadviser to implement the strategies. The Board discussed the experience, resources and strengths of the Adviser and its affiliates in managing investment companies. The Board of Directors also discussed the nature of the Fund and the services required by the Fund in relation to those required by a more traditional portfolio of equity securities.

The Board of Directors also considered the entrepreneurial risk undertaken by the Adviser in creating the Fund. The Board of Directors reviewed and considered the anticipated costs to the Adviser and its affiliates in managing the Fund and its anticipated profitability, taking into account the Adviser’s financial obligations to the Subadviser with respect to the Fund.

In connection with its consideration of the Management Agreement, the Board of Directors also reviewed the administrative services to be provided to the Fund by the Adviser, including its oversight of the Fund’s day to day operations and its oversight of Fund accounting. The Board of Directors noted that the Adviser and its affiliates provide compliance and administrative services to numerous other funds advised by the Adviser’s affiliates, as well as to a number of third party fund groups. The Board of Directors also noted the supervisory activities of the Adviser in connection with monitoring compliance by the Subadviser with the Fund’s investment policies and restrictions.

In reviewing the Management Agreement, the Board of Directors placed significant emphasis on the Fund’s fee rate for advisory and administrative services as compared to those of closed-end unleveraged core funds, growth funds and value funds, as provided by Lipper Inc. In particular, the Board of Directors noted that the Fund had a contractual advisory fee rate below the median in the peer group at the estimated asset level, and noted that the Fund is expected to have a relatively low expense ratio at the projected asset level.

The Board of Directors also considered whether the Fund would be able to participate in any economies of scale that the Adviser may experience in the event that the Fund attracts a large amount of assets. The Directors noted the uncertainty of the estimated asset levels and discussed the renewal requirements for advisory agreements and their ability to review the investment advisory fee annually after an initial two-year term of the Management Agreement. Based on the information reviewed and its discussions, the Board of Directors, including all of the Directors who are not interested persons of the Fund, concluded that the advisory fee rate was reasonable in relation to the services to be provided to the Fund. The Fund’s Board of Directors also reviewed materials supplied by counsel that were prepared for use by the Board of Directors in fulfilling its duties under the 1940 Act.

Based on the foregoing and such other matters as were deemed relevant, the Board of Directors, including all of the non-interested Directors, concluded that the advisory fee rate was reasonable in relation to the services to be rendered and approved the Management Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

The Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy, including decisions to enter into or close out particular Transactions.

The Subadviser was organized as an investment adviser in 1976. The Subadviser and its affiliates had approximately $488 billion in investment company and other portfolio assets under management as of June 30, 2004. The Subadviser, a limited partnership organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. The Subadviser’s principal office is located at 800 Scudders Mill Road, Plainsboro, NJ 08536.

Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.35% of an aggregate of the Fund’s average daily net assets. For purposes of this calculation, average daily net assets are determined at the end of each month plus borrowing for leverage and other investment purposes on the basis of the average net assets of the Fund for each day during the month. In addition, the Adviser has other economic arrangements with the Subadviser whereby it pays the Subadviser an additional portion of its advisory fee in exchange for certain administrative, legal and support services.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

In connection with the Board of Directors’ consideration of the Subadvisory Agreement, the Board of Directors considered many of the matters discussed above under “Management Agreement.” In addition, the Board of Directors considered the proposed subadvisory fee in relation to the Management Fee and the services to be provided by the Subadviser and Adviser, respectively. In addition to the compensation to be paid to the Subadviser, the Board of Directors considered the personnel who will provide the subadvisory services and the Subadviser’s experience in managing other investment companies.

In reviewing the Subadvisory Agreement, the Board of Directors focused on the experience, resources and strengths of the Subadviser in managing investment companies. The Board relied upon materials provided by the Adviser and Subadviser that described the Subadviser’s resources and capabilities, as well as the Subadviser’s regulatory and compliance history.

Based on the foregoing and such other matters as were deemed relevant, the Board of Directors, including all of the non-interested Directors, concluded that the subadvisory fee rate was reasonable in relation to the services to be rendered and approved the Subadvisory Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Subadviser authority to vote all proxies relating to the Fund’s portfolio securities. The Subadviser’s proxy voting policies and procedures have been adopted by the Fund and are set out in Appendix B to this Prospectus. Beginning August 31, 2005, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period is available without charge, upon request, by calling 1-877-449-4742, or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this Prospectus.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion of U.S. federal income tax matters is based on the advice of Shearman & Sterling LLP, counsel to the Fund.

This section describes certain U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as tax-exempt organizations, partnerships or pass-through entities, persons holding securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, financial institutions, brokers, dealers in securities or currencies and traders that elect to mark-to-market their securities). No attempt is made to present a detailed explanation of all concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. In addition, this discussion does not consider the effect of any alternative minimum taxes or foreign, state, local or other tax laws, or any U.S. tax considerations (e.g., estate or gift tax), other than U.S. federal income tax considerations, that may be applicable to particular holders. Furthermore, this discussion assumes that holders will hold shares as “capital assets” (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based on the Code and applicable Treasury regulations, rulings, administrative pronouncements and judicial decisions thereunder as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect. There can be no assurance that the U.S. federal income tax consequences of the shares described herein will be sustained if the relevant transactions are examined by the Internal Revenue Service (the “IRS”) or by a court if the IRS proposes to disallow such treatment. Prospective purchasers should consult their own tax advisors as to the tax consequences to them of acquiring, owning or disposing of shares in the Fund, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in U.S. federal or other tax laws.

Fund Status.    The Fund intends to qualify as a “regulated investment company” (a “RIC”) under the U.S. federal income tax laws. If the Fund qualifies as a RIC and distributes all of its income, the Fund generally will not pay any U.S. federal income or excise taxes. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must satisfy certain tests with respect to its gross income, the diversification of its holdings and its distributions. Qualification of the Fund as a RIC requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) the Fund diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the fair market value of its assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than

U.S. Government securities or securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; and (3) the Fund distributes to its stockholders at least 90% of its investment company taxable income and short-term (but not long-term) capital gains and at least 90% of its net tax-exempt interest income, if any, in each year.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. Furthermore, the ability to deduct losses may be subject to other limitations. See “Automatic Dividend Reinvestment Plan” on page 42 of this Prospectus.

Distributions.    Fund distributions are generally taxable to stockholders. After the end of each year, a stockholder will receive a tax statement that separates the stockholder’s Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions, which are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, are generally taxed at the stockholder’s ordinary income tax rate, but, as further discussed below, if the Fund holds equity securities, under the “Jobs and Growth Tax Relief Reconciliation Act of 2003” (the “Tax Act”), certain ordinary income distributions designated by and received from the Fund may be taxed at tax rates equal to those applicable to net capital gains. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) are capital gains dividends. Generally, a stockholder will treat all capital gains dividends as long-term capital gains regardless of how long the stockholder has owned the shares. To determine the actual tax liability for capital gains dividends, a stockholder must calculate the total net capital gain or loss for the tax year after considering all of the stockholder’s other taxable transactions, as described below.

Distributions in excess of the Fund’s current and accumulated earnings and profits will represent a return of capital for tax purposes to the extent of the stockholder’s basis in the shares and thus will generally not be taxable to the stockholder. The Fund’s positive returns, if any, from its investment strategy (after Fund expenses) that will be distributed in respect of an annual period, together with any net dividend income, may exceed the Fund’s current and accumulated earnings and profits for that year. This might occur because one-third of the Fund’s positive returns (if any) for each annual period will be attributable to its ownership of the long S&P 500® Index portfolio on which little or no taxable gain is expected to be recognized prior to termination of the Fund (except to the extent securities may be sold or otherwise disposed of to fund repurchase offers, distributions to stockholders and payments on the written call options, if applicable). As a result, the Fund expects that a portion of its annual distributions prior to its final liquidation will constitute a tax-free return of capital. Distributions in excess of the stockholder’s basis in the shares will be treated as capital gain. The tax status of such distributions received by a stockholder from the Fund is not affected by whether the stockholder reinvests such distributions in additional shares or receives them in cash. If the Fund pays a stockholder a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by the stockholder on December 31 of the year in which the dividend was declared.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available to corporations for distributions from RICs. If the Fund holds equity securities, however, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain U.S. corporations may be designated by the Fund as being eligible for the dividends received deduction.

Sale or Exchange of Fund Shares.    If a stockholder sells or otherwise disposes of shares, the stockholder will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, a stockholder must subtract the tax basis in the stockholder’s shares from the amount received in the transaction. A stockholder’s tax basis in shares is generally equal to the cost of the stockholder’s shares, generally including sales charges. In some cases, however, the stockholder may have to adjust the stockholder’s tax basis after the stockholder purchases shares.

Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if a stockholder has held the shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.

Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends.    Under the Tax Act, in general, non-corporate U.S. stockholders currently are subject to tax at a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of net realized long-term capital gain over net realized short-term capital loss for a taxable year, including long-term capital gain derived from an investment in shares of the Fund. Such rate is lower than the maximum rate on ordinary income, other than qualified dividend income, currently payable by non-corporate taxpayers. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code.

The Fund cannot predict what percentage of its gain or loss will constitute net long-term capital gain or loss. It is expected that gain or loss from the call spreads will constitute long-term capital gain or loss if held by the Fund for more than one year. It is not clear whether the Fund’s ownership of the S&P 500® Index portfolio and the Fund’s sale of the call options on the S&P 500® Index will constitute a “straddle” for U.S. federal income tax purposes. If such positions constitute a straddle, gain or loss recognized upon disposition of all or any portion of the S&P 500® Index portfolio will constitute short-term capital gain or loss regardless of the Fund’s holding period for such securities. The Fund expects to report gain or loss with respect to the S&P 500® Index portfolio on the basis that the straddle rules will apply to the Fund’s ownership of the S&P 500® Index portfolio and the Fund’s sale of the call options. As a result, the Fund expects to treat any gains or losses recognized as a result of dispositions of all or any portion of the S&P 500® Index portfolio as short-term capital gain or loss. Gain or loss with respect to disposition, settlement or expiration of the written call options will constitute short-term capital gain or loss regardless of whether such options are part of a straddle.

For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from “qualified dividend income” will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and Fund levels. In general, for the Fund to receive qualified dividend income, the Fund must hold stock paying otherwise qualified dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period in the case of certain preferred stocks). Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations.

It is not clear whether dividends received by the Fund with respect to the S&P 500® Index portfolio will constitute qualified dividends by virtue of the Fund’s sale of the call options on the S&P 500® Index. The Fund expects to treat such dividends as not constituting qualifying dividends.

Backup Withholding.    The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (generally, in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a stockholder may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

DISTRIBUTIONS

The Fund intends to distribute, for each annual period, net of Fund expenses, positive returns, if any, up to the Annual Return Cap, as well as dividend income, if any, from its investments. The Fund intends to make one such distribution at the end of each calendar year to the extent there are positive returns and/or dividend income in excess of Fund expenses. This dividend policy may be modified by the Board of Directors from time to time. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio.

The Fund’s positive returns, if any, from its investment strategy (after Fund expenses) that will be distributed in respect of an annual period, together with any net dividend income, may exceed the Fund’s current and accumulated earnings and profits for that year. This might occur because one-third of the Fund’s positive returns (if any) for each annual period will be attributable to its ownership of the long S&P 500® Index portfolio on which little or no taxable gain is expected to be recognized prior to termination of the Fund (except to the extent securities may be sold or otherwise disposed of to fund repurchase offers, distributions to stockholders and payments on the written call options, if applicable). As a result, the Fund expects that a portion of its annual distributions prior to its final liquidation will constitute a tax-free return of capital. See “U.S. Federal Income Tax Considerations” on page 38 of this Prospectus.

Section 19(a) of the Investment Company Act of 1940 and Rule 19a-1 thereunder require the Fund under certain circumstances to provide a written statement accompanying any dividend or distribution that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the stockholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who annually receive the payment of a dividend or other distribution from the Fund may be under the impression that they are receiving net profits when they are not. Stockholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to stockholders, such distribution may impact the Fund’s ability to maintain its asset coverage requirements and to pay the interest on Fund borrowings, if any should be outstanding.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividends and distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

The Fund’s annual distribution (if any) may consist of ordinary income dividends, capital gains distributions and/or return of capital (collectively referred to as “dividends” for purposes of this section). See “Distributions” on page 41 of this Prospectus. Whenever the Fund declares a dividend, payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay annual dividends. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See the “U.S. Federal Income Tax Considerations” section on page 38 of this Prospectus.

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

CONFLICTS OF INTEREST

The investment activities of the Adviser, the Subadviser, MLPFS and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. None of the Adviser, the Subadviser, MLPFS and their affiliates have established any formal procedures for resolving any conflicts of interest. Merrill Lynch, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund or its stockholders.

Merrill Lynch and its affiliates, including, without limitation, the Adviser and its advisory affiliates, as well as the Subadviser, may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Adviser and its affiliates or the Subadviser for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Merrill Lynch and its affiliates or the Subadviser and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which Merrill Lynch and its affiliates or the Subadviser achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates including the Subadviser, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates, including the Subadviser are performing services or when position limits have been reached.

In connection with its management of the Fund, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Fund.

In addition, certain principals and certain employees of the Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Advisers may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may some day provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Advisers are not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Advisers, their affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Advisers that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and the Subadviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

The Adviser, the Subadviser and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the Investment Company Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Adviser or the Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including of the Advisers, in addition to those described in this section, may give rise to additional conflicts of interest.

NET ASSET VALUE

Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.

The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day of each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

Generally, portfolio securities that are traded on exchanges or The NASDAQ Stock Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors.

Long positions in securities traded in the over-the-counter (“OTC”) market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in mortgage-backed securities, U.S. Government securities and money market or Short-Term Instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

Occasionally, events affecting the values of securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Fund using a pricing service and/or procedures approved by the Directors.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors and oversight by the Adviser, the Subadviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Subadviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expense of the Subadviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Subadviser in servicing all of its accounts and such research might not be used by the Subadviser in connection with the Fund.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

The Fund is covered by an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch and its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Advisers as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Advisers or their affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Advisers or their affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Adviser’s waiver of a portion of its Management Fee.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser, Subadviser or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser, Subadviser or their affiliates when one or more clients of the Adviser, Subadviser or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisers or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser, Subadviser or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

The Fund employs a buy and hold strategy for the securities that comprise the S&P 500® Index over the course of each annual period, and the Transactions will normally remain in effect for the entirety of each annual period. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Adviser. The Subadviser is subject to a separate Code of Ethics under Rule 17j-1. The Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this Prospectus.

UNDERWRITING

The Fund intends to offer the shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund, the Adviser, and the Subadviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite their names below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith
Incorporated	5,850,000
Advest, Inc.	100,000
Robert W. Baird & Co. Incorporated	100,000
KeyBanc Capital Markets, a division of McDonald Investments Inc.	100,000
Fixed Income Securities, L.P.	100,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	40,000
William Blair & Company, L.L.C.	40,000
D.A. Davidson & Co.	40,000
Doft & Co., Inc.	40,000
Ferris, Baker Watts, Incorporated	40,000
Wedbush Morgan Securities Inc.	40,000
BrookStreet Securities Corp.	20,000
Dominick & Dominick LLC	20,000
First Montauk Securities Corp.	20,000
First Southwest Company	20,000
Hoefer & Arnett Incorporated	20,000
Johnston, Lemon & Co. Incorporated	20,000
LaSalle St. Securities, LLC	20,000
Maxim Group LLC	20,000
David A. Noyes & Company	20,000
Peacock, Hislop, Staley & Given, Inc.	20,000
Sanders Morris Harris Inc.	20,000
Sterling Financial Investment Group, Inc.	20,000
Torrey Pines Securities, Inc.	20,000

Total	6,750,000

The underwriters have agreed to purchase all of the shares sold pursuant to the purchase agreement if any of these shares are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

The Fund, the Adviser, and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The underwriters have advised the Fund that they propose initially to offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $.60 per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per share to other dealers. There is a sales charge or underwriting discount of $.90 per share, which is equal to 4.5% of the initial public offering price per share. Notwithstanding the foregoing, certain underwriters may pay an additional $.03 per share from the sales load to certain dealers pursuant to existing arrangements with such dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before November 1, 2004.

The following table shows the public offering price, underwriting discount and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$20.00	$135,000,000	$155,250,000
Underwriting discount	$.90	$6,075,000	$6,986,250
Proceeds, before expenses, to the Fund	$19.10	$128,925,000	$148,263,750

The expenses of the offering, excluding underwriting discount, are estimated at $270,000 and are payable by the Fund. The Fund has agreed to pay the underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the shares of common stock sold in this offering. The Adviser has agreed to pay the amount by which the offering costs (other than the underwriting discount, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock (0.20% of the offering price). The Adviser has agreed to pay all of the Fund’s organizational expenses.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to 1,012,500 additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the shares. The Fund’s shares of common stock have been approved for listing on the NYSE under the symbol “GRE,” subject to official notice of issuance. In order to meet the requirements for NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

The Fund anticipates that Merrill Lynch and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than Merrill Lynch may from time to time act as dealers in connection with the execution of portfolio transactions. See “Portfolio Transactions” on page 46 of this Prospectus. Merrill Lynch is an affiliate of the Adviser.

The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal address of IQ Investment Advisors LLC is 4 World Financial Center, 5th Floor, New York, New York 10080.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this Prospectus forms a part.

General.    The charter provides that the Fund may issue up to 100,000,000 shares of common stock, $.001 par value per share (“Common Stock”). Upon completion of this offering, 6,750,000 shares of Common Stock will be issued and outstanding. The Board of Directors may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the stockholders generally are not liable for the Fund’s debts or obligations.

Limited Existence of the Fund.    The charter of the Fund provides that the Fund will terminate on the later of December 15, 2009 or such other date on which the conditions set forth with respect to cessation of existence of a Maryland corporation under the Maryland General Corporation Law are satisfied. Generally, under the Maryland General Corporation Law, a corporation with a limited existence may not terminate until various state and local taxes, if any, are paid. The charter further provides that at such time as may be determined by the Board of Directors in its sole discretion, to facilitate the orderly liquidation of the Fund, the Board of Directors will cause the Fund to liquidate and sell its assets and to take all actions necessary or desirable to wind up its affairs. After payment, satisfaction and discharge of Fund’s existing debts and obligations, including the establishment of any necessary or desirable reserves for expenses of liquidation and contingent liabilities as determined by, or pursuant to the direction of, the Board of Directors, the Board of Directors will cause the Fund to distribute the remaining assets of the Fund to the stockholders in complete liquidation of their interests in the Fund.

In order to extend the existence of the Fund, the Board of Directors must determine that a charter amendment repealing the termination provisions is advisable and the stockholders must approve the proposed charter amendment by the affirmative vote of the holders of a least a majority of all the votes entitled to be cast on the matter. At this time, the Board of Directors has no intention to extend the life of the Fund.

Common Stock.    All shares of Common Stock offered by this Prospectus will be duly authorized, fully paid and nonassessable. Holders of the Common Stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of the Common Stock will possess the exclusive voting power.

Holders of Common Stock have no preference, conversion, exchange, sinking fund, redemption, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. While the Fund intends to conduct repurchase offers for its Common Stock, there is no assurance that conducting repurchase offers will cause the shares to trade at or above net asset value because the market price of the Fund’s shares will be based on, among other things, the Fund’s investment performance and investor perception of the Fund’s overall attractiveness as an investment as compared with alternative investments. All shares of Common Stock will have equal dividend, liquidation and other rights.

Power to Reclassify Shares of the Fund’s Stock.    The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of the Fund’s Common Stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series.

Power to Issue Additional Shares of Common Stock.    The Fund believes that the power to issue additional shares of Common Stock and to classify or reclassify unissued shares of Common Stock and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs which might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of common stock or otherwise be in its best interests.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws.    The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire control of the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Number of Directors; Vacancies.    The Fund’s charter provides that the number of the Fund’s directors may be established only by the Board of Directors but may not be fewer than one (as required under Maryland General Corporation Law). The Fund’s charter also provides that, at such time as the

Fund has at least three independent directors and the Fund’s Common Stock is registered under the Securities Exchange Act of 1934, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Election and Term of Directors.    Each director shall be elected annually at a meeting of stockholders for a term of one year and until his successor is duly elected and qualifies or until his earlier death, resignation or removal. The Fund’s charter provides that, except as provided in the Fund’s Bylaws, directors will be elected by the holders of a majority of the shares of stock outstanding and entitled to vote thereon. This means that the holders of less than a majority of the outstanding shares will not be able to elect any directors. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the Fund’s directors until the next annual meeting of stockholders and until their successors are duly elected and qualify. Pursuant to the Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Removal of Directors.    The Fund’s charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Fund’s Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws.    Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter further provides that any proposal to convert the Fund from a closed-end investment company to an open-end investment company, any proposal to liquidate or dissolve the Fund earlier than the termination date or any proposal to amend these and certain other charter provisions requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least 80% of the Fund’s Continuing Directors (in addition to approval by the full Board of Directors), however, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as the Fund’s current Directors as well as those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors. The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Advance Notice of Director Nominations and New Business.    The Fund’s Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board of Directors and certain officers. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide the Fund custodian services. The Custodian’s principal place of business is located at 225 Franklin Street, Boston, Massachusetts 02110.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on September 30. For tax purposes, the Fund has adopted the 12-month period ending September 30 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND EXPERTS

The Fund has selected Deloitte & Touche LLP as its independent registered public accounting firm. Deloitte & Touche LLP’s principal business address is located at 750 College Rd. East, Princeton, New Jersey 08540. The statement of assets and liabilities of the Fund as of September 16, 2004 included in this prospectus has been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given as experts in accounting and auditing.

LEGAL COUNSEL

Certain legal matters in connection with the shares will be passed on by Shearman & Sterling LLP, New York, New York, counsel to the Fund, and for the underwriters by Clifford Chance US LLP, New York, New York, counsel to the underwriters. Shearman & Sterling LLP and Clifford Chance US LLP may rely on the opinion of Venable LLP as to certain matters of Maryland law.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its stockholders to employees of the Adviser, the Subadviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

INQUIRIES

Inquiries concerning the Fund and its shares should be directed to your Financial Adviser.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

S&P 500® GEAREDSM Fund Inc.:

We have audited the accompanying statement of assets and liabilities of S&P 500® GEAREDSM Fund Inc. as of September 16, 2004. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of S&P® 500 GEAREDSM Fund Inc. as of September 16, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Princeton, New Jersey

September 17, 2004

S&P 500® GEAREDSM Fund Inc.

Statement of Assets and Liabilities

September 16, 2004

ASSETS:
Cash	$100,008
Deferred offering costs (Note 1)	519,852

Total assets	619,860

LIABILITIES:
Liabilities and accrued expenses	519,852

NET ASSETS:	$100,008

NET ASSETS CONSIST OF:
Common Stock, par value $.001 per share; 100,000,000 shares Authorized; 5,236 shares issued and outstanding (Note 1)	$5
Paid-in Capital in excess of par	100,003

Net Assets-Equivalent to $19.10 net asset value per share Based on 5,236 shares of capital stock outstanding (Note 1)	$100,008

Notes	to Statement of Assets and Liabilities.

Note 1.    Organization

S&P 500® GEAREDSM Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on July 26, 2004 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company and has not had any transactions other than those relating to organizational matters and the sale to Merrill Lynch Investment Managers, L.P. (the “Subadviser”) of an aggregate of 5,236 shares for $100,008 on September 16, 2004. The General Partner of the Subadviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

IQ Investment Advisors LLC (the “Adviser”), on behalf of the Fund, will incur all organizational costs estimated at $60,200. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceeds $.04 per share of common stock. Offering costs relating to the public offering of the Fund’s shares will be charged to capital at the time of issuance of shares.

Note 2.    Investment Advisory Arrangements

The Fund has entered into a management agreement with the Adviser. The Adviser will receive a monthly fee from the Fund for investment advisory, management and administrative services to the Fund at an annual rate of 0.82% of the Fund’s average daily net assets (the “Management Fee”). The Adviser has also entered into a subadvisory agreement with the Subadviser. The Subadviser is an affiliate of the Adviser. The Adviser compensates the Subadviser from the Management Fee for certain investment advisory responsibilities at an annual rate of 0.35% of the Fund’s average daily net assets. Certain officers and/or directors of the Fund are officers and/or directors of the Adviser and the Subadviser.

Note 3.    Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

Note 4.    Accounting Principles

The Fund’s statement of assets and liabilities is prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from this statement.

APPENDIX A: DESCRIPTION OF RATINGS CRITERIA

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s®”), Debt Ratings

A Standard & Poor’s® issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s® from other sources Standard & Poor’s® considers reliable. Standard & Poor’s® does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s®. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s® does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s® Commercial Paper Ratings

A Standard & Poor’s® commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s®. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s® believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s® by the issuer or obtained by Standard & Poor’s® from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s® note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

Each Fund’s Board of Directors has delegated to IQ Investment Advisors LLC, and/or any sub-investment adviser approved by the Board of Directors (the “Investment Adviser”) authority to vote all proxies relating to the Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Investment Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser’s Legal department appointed by the Investment Adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•

Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Through and including November 21, 2004 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

6,750,000 Shares

S&P 500® GEAREDSM Fund Inc.

Common Stock

$20 per Share

PROSPECTUS

Merrill Lynch & Co.

Advest, Inc.

Robert W. Baird & Co.

KeyBanc Capital Markets

Fixed Income Securities, L.P.

October 27, 2004 19157-0904